Exhibit 10.7

EXECUTION COPY

SECOND AMENDMENT AGREEMENT

To Pledge and Security Agreement and Irrevocable Proxy

Dated as of May 19, 2009

by and among

RFC ASSET HOLDINGS II, LLC,

PASSIVE ASSET TRANSACTIONS, LLC

AND CERTAIN

AFFILIATES THEREOF FROM

TIME TO TIME PARTY HERETO,

as Grantors,

and

GMAC LLC,

as Lender Agent

Second Amendment Agreement to

Pledge and Security Agreement

This SECOND AMENDMENT AGREEMENT (this “Agreement”) dated as of May 19, 2009 (the “Amendment Effective Date”), is by and among RFC Asset Holdings II, LLC, a Delaware limited liability company (“RAHI”), and Passive Asset Transactions, LLC, a Delaware limited liability company (“PATI”; and together with RAHI, each a “Borrower” and collectively, the “Borrowers”); Residential Capital, LLC, a Delaware limited liability company (“ResCap”), Residential Funding Company, LLC, a Delaware limited liability company (“RFC”), and GMAC Mortgage, LLC, a Delaware limited liability company (“GMAC Mortgage”; and together with ResCap and RFC, each herein a “Guarantor” and collectively, the “Guarantors”), and the other parties hereto as Grantors (each, together with each Borrower and each Guarantor, a “Grantor” and collectively, the “Grantors”); and GMAC LLC, a Delaware limited liability company, as Lender Agent for the Lender Parties.

Reference is hereby made to the Pledge and Security Agreement and Irrevocable Proxy dated as of November 20, 2008 among the Grantors and the Lender Agent (as amended and modified through the date hereof, the “Security Agreement”).

RECITALS

1. Each of the parties hereto is a party to the Security Agreement.

2. The parties hereto desire to make certain amendments to the Security Agreement.

3. Each of the parties hereto, by its signature hereto, hereby acknowledges, consents and agrees to the changes set forth herein.

4. In consideration of the promises and mutual agreements herein contained and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

DEFINED TERMS

SECTION 1.1 Capitalized terms used herein and not otherwise defined shall have the meaning set forth in the Security Agreement.

ARTICLE II

AMENDMENTS TO THE SECURITY AGREEMENT

SECTION 2.1 Amendments to Section 1. Section 1 of the Security Agreement is hereby amended by inserting the following definitions in proper alphabetical order:

“GX Addition Date” means that certain date specified in the Collateral Addition Designation Notice pursuant to which the GX II Note is approved as Approved Additional Collateral.

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“GX II Administration Agreement” means that certain administration agreement dated as of the GX Addition Date, entered into by and between GX CE Funding II B.V., Stichting Security Trustee GX CE Funding II and GMAC-RFC Investments B.V., as the same may be amended, supplemented, restated or otherwise modified from time to time.

“GX II Guaranteed Investment Contract” means that certain guaranteed investment contract dated as of the GX Addition Date, entered into by and between GX CE Funding II B.V., Stichting Security Trustee GX CE Funding II and ABN AMRO Bank N.V., as the same may be amended, supplemented, restated or otherwise modified from time to time.

“GX II Initial Note” means that certain note of GX CE Funding II B.V. dated as of the GX Addition Date, constituted by and issued pursuant to the GX II VFLN Agreement, as the same may be amended, supplemented, restated or otherwise modified from time to time.

“GX II Note” means the GX II Initial Note or any other note issued from time to time under and in accordance with the GX II VFLN Agreement, as the same may be amended, supplemented, restated or otherwise modified from time to time, and including any notes given in substitution or replacement therefor; and GX II Notes means, collectively, all of them.

“GX II SPE” means GX CE Funding II B.V.

“GX II Security Documents” means the GX II Administration Agreement, the GX II Guaranteed Investment Contract, the GX II Trust Deed, GX II VFLN Agreement, the GX II Note and each other document, agreement and deed entered into by ResCap, its Subsidiary and/or the Stichting Security Trustee GX CE Funding II in connection with the purchase of certain residential mortgage loans, the issuance of the GX II Notes and creation of security in respect of the GX II Notes in favor of the Stichting Security Trustee GX CE Funding II, in each case, by the GX II SPE, as all of the foregoing may be amended, supplemented, restated or otherwise modified from time to time, and in each case if and to the extent any of the foregoing evidence or relate to the GX II Notes.

“GX II Trust Deed” means that certain trust deed dated as of the GX Addition Date, entered into by and between GX CE Funding II B.V., Stichting GX CE Funding Holding and the Stichting Security Trustee GX CE Funding II in relation to the GX II VFLN Agreement, as the same may be amended, supplemented, restated or otherwise modified from time to time.

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“GX II VFLN Agreement” means that certain variable funding loan note agreement dated as of the GX Addition Date and entered into by and between ResCap, GX CE Funding II B.V., Stichting Security Trustee GX CE Funding II, GMAC-RFC Investments B.V. and GMAC RFC Nederland B.V., as the same may be amended, supplemented, restated or otherwise modified from time to time.

“GX II VFLN Receivables” means any and all rights and claims (vorderingsrechten) (including but not limited to a right of recourse (regres) or subrogation (subrogatie)) whether present or future, whether actual or contingent, of Residential Capital, LLC under or in connection with (i) the GX II VFLN Agreement, (ii) each GX II Note and (iii) the GX II VFLN Trust Deed.

“Pledged Mortgage Loan” means any mortgage loan (a) which is identified in a Mortgage Schedule delivered by the Obligors to the Lender Agent, (b) the Carrying Value of which is included in the calculation of the Borrowing Base included in a Borrowing Base Report or a Monthly Collateral Report or (c) which is indicated in an Obligor’s books and records as having been pledged to the Lender Agent.

SECTION 2.2 Amendments to Section 1. Each of the following definitions in Section 1 of the Security Agreement is hereby amended and restated in full to read as follows:

“Pledged Interests means (a) all member interests, general or limited partnership interests or other ownership interests of any Pledged Interest Issuer described in Exhibit D of Schedule IV hereto; and (b) all assets, rights or property related to the foregoing (including, without limitation, all registrations, certificates, articles or agreements governing or representing any such interests; all options and other rights, contractual or otherwise, related to such interests (including all rights to vote and participate in the management of the Pledged Interest Issuer); and all Distributions, Dividends and other Property now or hereafter received, receivable or otherwise distributed in respect of or in exchange for any or all of such interests, in each case if and to the extent any of the foregoing evidence or relate to the items described in clause (a) hereof).”

“Warehouse Loans means, as the context may require, loans made by RFC pursuant to a Warehouse Agreement to the borrower under such agreement and/or any mortgage loans or other loans purchased by RFC pursuant to the First Savings Warehouse Agreement.”

SECTION 2.3 Amendment to Section 2. Section 2 of the Security Agreement is hereby amended and restated as follows:

“2.	Grant of Security Interest by Borrowers and Guarantors. As security for the prompt payment in full in cash and performance of all Obligations, each of the Borrowers and Guarantors hereby pledges to the Lender Agent for the benefit of the Lender Parties, and hereby grants a continuing security interest to the Lender Agent for the benefit of the Lender Parties in, all of each such Borrower’s or Guarantor’s right, title and interest, in, to, and under, whether now or hereafter existing, owned or acquired and wherever located and howsoever created, arising or evidenced, all of the following:

(a)	all Pledged Mortgage Loans and all assets, rights or property related thereto;

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(b)	all Pledged Shares of each Pledged Share Issuer identified in Exhibit B of Schedule IV hereto and all assets, rights or property related thereto;

(c)	(i) all Flume No. 8 Notes, all First Savings Warehouse Notes, all Provident Warehouse Notes and all other Pledged Notes (including, without limitation, the Flume No. 8 Initial Note), and (ii) all assets, rights or property related thereto (including, without limitation, the Flume No. 8 Facility Documents, the Warehouse Loans, the Warehouse Facility Documents, and all Pledged Note Liens, if and to the extent the foregoing evidence or relate to the Flume No. 8 Notes or such other Pledged Notes);

(d)	(i) all Pledged Interests (including, without limitation, the equity interests owned by RAHI in RAHI A, LLC, a Delaware limited liability company, by PATI in PATI A, LLC, a Delaware limited liability company and by RFC in Equity Investment I, LLC, a Delaware limited liability company), and (ii) all assets, rights or property related thereto;

(e)	(i) all Dividends, Distributions, interest, and (ii) other payments and rights, in each case if and to the extent evidencing or related to the Pledged Shares, Pledged Notes and Pledged Note Liens, Pledged Interests, Flume No. 8 Facility Documents, Warehouse Loans, Warehouse Facility Documents or Pledged Mortgage Loans;

(f)	all Deposit Accounts, including, without limitation, all Deposit Accounts identified on Exhibit A of Schedule IV, and all Property deposited or carried therein or credited thereto, in each case if and to the extent related to any Pledged Shares, Pledged Notes and Pledged Note Liens, Pledged Interests, Flume No. 8 Facility Documents, Warehouse Loans, Warehouse Facility Documents or Pledged Mortgage Loans,

(g)	all Securities Accounts including, without limitation, all Securities Accounts identified on Exhibit A of Schedule IV, and all Property, including all Investment Property and Financial Assets, deposited or carried therein or credited thereto, and all permitted investments acquired with funds on deposit in or carried in or credited to such Securities Accounts, in each case if and to the extent related to any Pledged Shares, Pledged Notes and Pledged Note Liens, Pledged Interests, Flume No. 8 Facility Documents, Warehouse Loans, Warehouse Facility Documents or Pledged Mortgage Loans;

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(h)	to the extent not included in the foregoing, the Contribution Agreements and all other agreements, contracts, documents and instruments if and to the extent evidencing or related to any Pledged Shares, Pledged Notes and Pledged Note Liens, Pledged Interests, Flume No. 8 Facility Documents, Warehouse Loans, Warehouse Facility Documents or Pledged Mortgage Loans;

(i)	(i) all books, records, writings, data bases, information and other property relating to or evidencing any Pledged Shares, Pledged Notes and Pledged Note Liens, Pledged Interests, Flume No. 8 Facility Documents, Warehouse Loans, Warehouse Facility Documents or Pledged Mortgage Loans, and (ii) all insurance policies, claims and/or insurance proceeds arising out of the loss, nonconformity or any interference with the use of, or any defect or infringement of rights in, or damage to, any of the foregoing, in each case if and to the extent evidencing or related to any Pledged Shares, Pledged Notes and Pledged Note Liens, Pledged Interests, Flume No. 8 Facility Documents, Warehouse Loans, Warehouse Facility Documents or Pledged Mortgage Loans;

(j)	to the extent not included in the foregoing, all Accounts, Chattel Paper, Commercial Tort Claims, Deposit Accounts, Documents, General Intangibles (including Payment Intangibles), Goods, Instruments, Investment Property, Letter-of-Credit Rights, Letters of Credit, Supporting Obligations, Money and all other personal assets and property of any kind or description, in each case if and to the extent related to any Pledged Shares, Pledged Notes and Pledged Note Liens, Pledged Interests, Flume No. 8 Facility Documents, Warehouse Loans, Warehouse Facility Documents or Pledged Mortgage Loans; and

(k)	all Proceeds, products, offspring, rents, issues, profits and returns of and from, and all distributions on any of the foregoing.”

SECTION 2.4 Amendment to Section 7. A new Section 7(c) to the Security Agreement is hereby inserted to read as follows:

“(c)	ResCap promptly, but in no event later than three (3) Business Days after the earlier of the issuance of a new GX II Note or the receipt of a written request to do so by the Lender Agent, unless required to do earlier pursuant to the terms of the Facility Documents or the GX II Security Documents, will or will cause each such GX II Note to be delivered to the Lender Agent in accordance with Section 8(a).”

SECTION 2.5 Amendment to Section 8(g). Section 8(g) of the Security Agreement is hereby amended and restated to read as follows:

“(g) In the event that any Dividend or Distribution constituting Collateral is to be paid on any Pledged Share or any Pledged Interest or any payment of principal or interest is to be made on any Pledged Note (other than a European Note) at a time when no Event of Default has occurred and is continuing, such Dividend, Distribution or payment may be paid directly to the relevant Grantor. If any Event of Default has occurred and is continuing, then any such Dividend, Distribution or payment shall be paid directly to the Lender Agent in accordance with Section 8(h).”

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SECTION 2.6 Amendment to Section 8(j). The first sentence of Section 8(j) of the Security Agreement is hereby amended and restated to read as follows:

“All Collateral constituting Dividends, Distributions, interest, principal, cash payments, and proceeds and all rights under the Flume No. 8 Note, the Flume No. 8 Related Security, the GX II Note and the GX II Security Documents which may at any time and from time to time be held by a Grantor but which such Grantor is then obligated to deliver to the Lender Agent, shall, until delivery to the Lender Agent, be held by such Grantor separate and apart from its other property in trust for the Lender Agent.”

SECTION 2.7 Amendment to Section 8(j). The reference to “Section 8(h)(iii)” in Section 8(j) of the Security Agreement is hereby replaced with “Section 8(h)(ii)”.

SECTION 2.8 Amendment to Section 12. The first sentence of the twelfth paragraph of Section 12 of the Security Agreement is hereby amended and restated to read as follows:

“EACH PARTY HERETO HEREBY IRREVOCABLY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK LOCATED IN THE CITY OF MANHATTAN OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK FOR PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH SUCH LITIGATION.”

SECTION 2.9 Amendment to Section 13. Section 13(b) of the Security Agreement is hereby amended and restated to read as follows:

“(b)	If Supporting Assets with respect to the GX II Notes or the Flume No. 8 Notes are the subject of a Collateral Disposition at a time when (x) the fair market value of such Supporting Assets is less than (y) the Carrying Value thereof as of the Closing Date (the difference between such amounts beings the “Adjustment Amount”); the relevant Grantors shall be entitled, after consultation with the Lender Agent, to reduce the outstanding principal balance of the outstanding GX II Note or the Flume No. 8 Note by the Adjustment Amount; provided that such Collateral Disposition complies with the applicable requirements of the Loan Agreement. Without limiting the foregoing, the relevant Grantors may reduce the outstanding principal balance of a Flume No. 8 Note or GX II Note at any time with the written consent of the Lender Agent.”

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SECTION 2.10 Amendments to Schedule IV.

(a) Schedule IV of the Security Agreement is hereby amended by adding the following:

“5.	Mortgage Loans

All Pledged Mortgage Loans.”

(b) Exhibit C to Schedule IV of the Security Agreement is hereby amended and restated to read as follows:

Pledged Note Issuer	Pledged Note	Pledged Note Holder
Flume (No. 8) Limited	All Flume No. 8 Notes, including, without limitation, that certain Secured Zero Coupon Discount Note of Flume (No. 8) Limited constituted by and issued pursuant to the Note Issuance Facility Deed dated as of November 14, 2008, and made between Flume (No. 8) Limited, Residential Capital, LLC and Deutsche Trustee Company Limited.	Passive Asset Transactions, LLC

Provident Funding Associates, L.P.	All Provident Warehouse Notes, including, without limitation, that certain Servicing Facility Promissory Note, dated as of June 14, 2007, and issued by Provident Funding Associates, L.P. in favor of RFC	Residential Funding Company, LLC

First Savings Mortgage Corporation	All First Savings Warehouse Notes, including, without limitation, that certain Promissory Note, dated as of April 1, 2005 and issued by First Savings Mortgage Corporation in favor of RFC	Residential Funding Company, LLC

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(c) Exhibit D to Schedule IV of the Security Agreement is hereby amended by inserting the following:

Equity Investment I, LLC	Limited Liability Company	100%	Residential Funding Company, LLC	100% of Residential Funding Company, LLC’s equity interest in Equity Investment I, LLC, constituting 100% of all the member interest in Equity Investment I, LLC

SECTION 2.11 Amendment to Schedule V. Schedule V of the Security Agreement is hereby amended and restated as follows:

“First Savings Warehouse Note

Provident Warehouse Note

Flume No. 8 Notes

RAHI A, LLC Membership Interest

PATI A, LLC Membership Interest”

ARTICLE III

CONDITIONS TO EFFECTIVENESS

SECTION 3.1 Amendment Effective Date. This Agreement and the provisions contained herein shall become effective as of the Amendment Effective Date.

ARTICLE IV

ACKNOWLEDGEMENTS, CONSENTS, NOTICE, CONFIRMATION AND

REPRESENTATIONS AND WARRANTIES

SECTION 4.1 Notice. Each party hereto hereby acknowledges timely notice of the execution of this Agreement and of the transactions and amendments contemplated hereby. Each party hereto hereby waives any notice requirement contained in the Security Agreement or the Facility Documents with respect to the execution of this Agreement.

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SECTION 4.2 Confirmation of the Security Agreement. The Grantors each hereby acknowledge and agree that, except as herein expressly amended and as amended by the Sixth Amendment to the Loan Agreement, dated as of the date hereof and among the parties hereto, the Security Agreement and each other Facility Document are each ratified and confirmed in all respects and shall remain in full force and effect in accordance with their respective terms. Without limiting the foregoing, each Grantor reaffirms its grant of a security interest in all the Collateral pledged by it, and agrees that such security interest secures all Obligations as defined in the Loan Agreement. As of the Amendment Effective Date, each reference in the Security Agreement to “this Agreement” or in any other Facility Document to the “Security Agreement” shall mean the Security Agreement as amended by this Agreement, and as hereinafter amended or restated.

SECTION 4.3 Representations and Warranties. By its signature hereto, each Grantor hereby represents and warrants that, before and after giving effect to this Agreement, as follows:

(a) Its representations and warranties set forth in the Security Agreement are true and correct as if made on the date hereof, except to the extent they expressly relate to an earlier date; and

(b) No Default has occurred and is continuing.

ARTICLE V

MISCELLANEOUS

SECTION 5.1 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES (BUT WITH REFERENCE TO SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW, WHICH BY ITS TERMS APPLIES TO THIS AGREEMENT).

SECTION 5.2 Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original (whether such counterpart is originally executed or an electronic copy of an original and each party hereto expressly waives its rights to receive originally executed documents) and all of which when taken together shall constitute one and the same agreement.

SECTION 5.3 WAIVER OF JURY TRIAL. EACH OF THE PARTIES HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO A TRIAL BY JURY WITH RESPECT TO ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT.

SECTION 5.4 Entire Agreement. This Agreement, the Security Agreement and the other Facility Documents embody the entire agreement and understanding of the parties hereto and supersede any and all prior agreements, arrangements and understanding relating to the matters provided for herein.

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SECTION 5.5 Captions. The various captions in this Agreement are included for convenience only and shall not affect the meaning or interpretation of any provision of this Agreement.

SECTION 5.6 Severability. If any provision of this Agreement, or the application thereof to any party or any circumstance, is held to be unenforceable, invalid or illegal (in whole or in part) for any reason (in any jurisdiction), the remaining terms of this Agreement, modified by the deletion of the unenforceable invalid or illegal portion (in any relevant jurisdiction), will continue in full force and effect, and such unenforceability, invalidity or illegality will not otherwise affect the enforceability, validity or legality of the remaining terms of this Agreement so long as this Agreement, as so modified, continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the deletion of such portion of this Agreement will not substantially impair the respective expectations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties.

SECTION 5.7 SUBMISSION TO JURISDICTION. EACH PARTY HERETO HEREBY IRREVOCABLY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK LOCATED IN THE CITY OF MANHATTAN OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK FOR PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH SUCH LITIGATION. EACH PARTY HERETO IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. EACH PARTY HERETO HEREBY CONSENTS TO PROCESS BEING SERVED IN ANY SUIT, ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT, OR ANY DOCUMENT DELIVERED PURSUANT HERETO BY THE MAILING OF A COPY THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, RETURN RECEIPT REQUESTED, TO ITS RESPECTIVE ADDRESS SPECIFIED AT THE TIME FOR NOTICES UNDER THIS AGREEMENT OR TO ANY OTHER ADDRESS OF WHICH IT SHALL HAVE GIVEN WRITTEN OR ELECTRONIC NOTICE TO THE OTHER PARTIES. THE FOREGOING SHALL NOT LIMIT THE ABILITY OF ANY PARTY HERETO TO BRING SUIT IN THE COURTS OF ANY JURISDICTION.

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IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

RFC ASSET HOLDINGS II, LLC, as Grantor

By:	/s/ Melissa White
Name:	Melissa White
Title:	Assistant Treasurer

S-1	Second Amendment Agreement to Pledge and Security Agreement

PASSIVE ASSET TRANSACTIONS, LLC, as Grantor

By:	/s/ Melissa White
Name:	Melissa White
Title:	Assistant Treasurer

S-2	Second Amendment Agreement to Pledge and Security Agreement

RESIDENTIAL CAPITAL, LLC, as Grantor

By:	/s/ John M. Peterson
Name:	John M. Peterson
Title:	Assistant Treasurer

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RESIDENTIAL FUNDING COMPANY, LLC, as Grantor

By:	/s/ Melissa White
Name:	Melissa White
Title:	Assistant Treasurer

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GMAC MORTGAGE, LLC, as Grantor

By:	/s/ Melissa White
Name:	Melissa White
Title:	Assistant Treasurer

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GMAC LLC, as Lender Agent

By:	/s/ David C. Walker
Name:	David C. Walker
Title:	Business Unit Treasury Executive

S-6	Second Amendment Agreement to Pledge and Security Agreement